January 28, 2013                                            Exhibit 99.1
Park National Corporation reports Fourth Quarter
and Year End 2012 Financial Results
Board Continues Quarterly Cash Dividend of $0.94 per Common Share
NEWARK, Ohio - Park National Corporation (Park) (NYSE MKT: PRK) today reported financial results for the three-months (fourth quarter) and year ended December 31, 2012. Park's Board of Directors also declared a $0.94 per common share quarterly cash dividend, payable on March 8, 2013 to common shareholders of record on February 22, 2013. Park's net income in 2012 reduced slightly compared to the previous year, and its community bank divisions located in Ohio generated increases in loans, deposits, and assets under management in their trust and investments departments.
Park National Corporation Results
Net income for the year ended December 31, 2012 was $78.6 million, a 4.3 percent decline from the $82.1 million in net income for 2011. Earnings per diluted common share were $4.88 for the year ended December 31, 2012, a 1.4 percent decrease from the $4.95 earnings per diluted common share reported for 2011.
Net income for the fourth quarter of 2012 was $16.3 million, a 53.8 percent increase from the $10.6 million in net income for the same period in 2011. Earnings per diluted common share were $1.06 for the fourth quarter of 2012, a 79.7 percent increase from the $0.59 earnings per diluted common share reported in the fourth quarter of 2011.
“Our associates' hard work resulted in several highlights for the year, including improved lending results and the sale of the Vision Bank business,” said Park Chairman C. Daniel DeLawder. “The economic environment continues to challenge most banks' efforts to increase net interest income, and we're very proud of our successful growth, consistency, and overall performance.”
Net income for the fourth quarter of 2011 and for the year ended December 31, 2011 included pre-tax gains of $3.4 million and $28.8 million, respectively, from the sale of investment securities. There were no securities gains in 2012. Net income for the year ended December 31, 2012 included a pre-tax gain of $22.2 million from the sale of substantially all of the performing loans, operating assets and the liabilities of Vision Bank. Excluding securities gains in 2011 and the gain from the sale of the Vision Bank business in 2012, net income for the years ended December 31, 2012 and 2011 would have been $64.2 million and $63.4 million, respectively.
The Park National Bank Results
Park's community-banking subsidiary in Ohio, The Park National Bank (PNB), reported net income of $87.1 million for the year ended December 31, 2012, compared to net income of $106.9 million ($91.5 million, excluding security gains) for the same period in 2011. PNB had total assets of $6.5 billion at December 31, 2012, compared to $6.3 billion at December 31, 2011. PNB's performance generated a return on average assets of 1.33 percent and 1.66 percent (1.42 percent, excluding security gains) in the years ended December 31, 2012 and 2011, respectively.
PNB experienced loan growth of $196.7 million (or 4.7 percent) during 2012, ending the year with total loans of $4.4 billion. PNB also reported deposit growth of $202.5 million (or 4.4 percent) in 2012, ending the year with total deposits of $4.8 billion.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

“A key part of our strategy is to consistently make loans available to individuals and businesses,” said Park President David L. Trautman. “Our local lenders' commitment to service excellence led to loan growth in 2012 in nearly all categories, including home loans, business and commercial loans.”
Headquartered in Newark, Ohio, Park National Corporation has $6.64 billion in total assets (as of December 31, 2012). Park consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below…

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740-322-6844, bburt@parknationalbank.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to sell OREO properties at prices as favorable as anticipated; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and the credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial service organizations increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended December 31, 2012, September 30, 2012, and December 31, 2011

	2012	2012	2011	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '12	4Q '11
INCOME STATEMENT:
Net interest income	$56,891	$58,016	$66,279	(1.9)%	(14.2)%
Provision for loan losses	5,188	16,655	20,218	(68.9)%	(74.3)%
Other income	17,196	18,079	17,886	(4.9)%	(3.9)%
Gain on sale of securities	—	—	3,367	N.M.	N.M.
Total other expense	48,011	45,683	49,365	5.1%	(2.7)%
Income before income taxes	$20,888	$13,757	$17,949	51.8%	16.4%
Income taxes	4,601	1,775	7,339	159.2%	(37.3)%
Net income	$16,287	$11,982	$10,610	35.9%	53.5%
Preferred stock dividends and accretion	—	—	1,464	N.M.	(100.0)%
Net income available to common shareholders	$16,287	$11,982	$9,146	35.9%	78.1%

MARKET DATA:
Earnings per common share - basic (b)	$1.06	$0.78	$0.59	35.9%	79.7%
Earnings per common share - diluted (b)	1.06	0.78	0.59	35.9%	79.7%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Common book value per common share at period end	42.20	42.78	41.82	(1.4)%	0.9%
Stock price per common share at period end	64.63	70.02	65.06	(7.7)%	(0.7)%
Market capitalization at period end	996,077	1,078,720	1,002,309	(7.7)%	(0.6)%

Weighted average common shares - basic (a)	15,410,606	15,405,894	15,403,861	—%	—%
Weighted average common shares - diluted (a)	15,410,606	15,405,894	15,403,861	—%	—%
Common shares outstanding at period end	15,411,998	15,405,887	15,405,912	—%	—%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	0.97%	0.70%	0.51%	38.6%	90.2%
Return on average common equity (a)(b)	9.81%	7.19%	5.53%	36.4%	77.4%
Yield on loans	5.23%	5.31%	5.59%	(1.5)%	(6.4)%
Yield on investments	2.88%	3.04%	3.53%	(5.3)%	(18.4)%
Yield on money markets	0.24%	0.25%	0.25%	(4.0)%	(4.0)%
Yield on earning assets	4.49%	4.56%	4.93%	(1.5)%	(8.9)%
Cost of interest bearing deposits	0.42%	0.46%	0.60%	(8.7)%	(30.0)%
Cost of borrowings	2.66%	2.79%	2.68%	(4.7)%	(0.7)%
Cost of paying liabilities	0.97%	1.00%	1.07%	(3.0)%	(9.3)%
Net interest margin	3.72%	3.75%	4.08%	(0.8)%	(8.8)%
Efficiency ratio (g)	64.47%	59.71%	58.34%	8.0%	10.5%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	0.98%	0.71%	0.52%	38.0%	88.5%
Annualized return on average tangible common equity (a)(b)(c)	11.03%	8.07%	6.26%	36.7%	76.2%
Tangible common book value per common share (d)	$37.48	$38.06	$36.96	(1.5)%	1.4%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended December 31, 2012, September 30, 2012, and December 31, 2011

				Percent change vs.
BALANCE SHEET:	December 31, 2012	September 30, 2012	December 31, 2011	3Q '12	4Q '11

Investment securities	$1,581,751	$1,653,381	$1,708,473	(4.3)%	(7.4)%
Loans	4,450,322	4,400,510	4,317,099	1.1%	3.1%
Allowance for loan losses	55,537	55,565	68,444	(0.1)%	(18.9)%
Goodwill and other intangibles	72,671	72,810	74,843	(0.2)%	(2.9)%
Other real estate owned	35,718	35,633	42,272	0.2%	(15.5)%
Total assets	6,642,803	6,752,938	6,972,245	(1.6)%	(4.7)%
Total deposits	4,716,032	4,793,077	4,465,114	(1.6)%	5.6%
Borrowings	1,206,076	1,187,431	1,162,026	1.6%	3.8%
Stockholders' equity	650,366	659,127	742,364	(1.3)%	(12.4)%
Common equity	650,366	659,127	644,218	(1.3)%	1.0%
Tangible common equity (d)	577,695	586,317	569,375	(1.5)%	1.5%
Nonperforming loans	185,336	191,432	223,713	(3.2)%	(17.2)%
Nonperforming assets	221,054	227,065	265,985	(2.6)%	(16.9)%
Past due 90 day loans and still accruing	2,970	2,076	3,489	43.1%	(14.9)%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	66.99%	65.16%	61.92%	2.8%	8.2%
Nonperforming loans as a % of period end loans	4.16%	4.35%	5.18%	(4.4)%	(19.7)%
Past due 90 day loans as a % of period end loans	0.07%	0.05%	0.08%	40.0%	(12.5)%
Nonperforming assets / Period end loans + OREO	4.93%	5.12%	6.10%	(3.7)%	(19.2)%
Allowance for loan losses as a % of period end loans	1.25%	1.26%	1.59%	(0.8)%	(21.4)%
Net loan charge-offs	$5,216	$19,786	$45,764	(73.6)%	(88.6)%
Annualized net loan charge-offs as a % of average loans (a)	0.47%	1.79%	3.88%	(73.7)%	(87.9)%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	9.79%	9.76%	10.65%	0.3%	(8.1)%
Common equity / Period end assets	9.79%	9.76%	9.24%	0.3%	6.0%
Tangible common equity (d) / Tangible assets (f)	8.79%	8.78%	8.25%	0.1%	6.5%
Average stockholders' equity / Average assets (a)	9.87%	9.80%	10.63%	0.7%	(7.1)%
Average stockholders' equity / Average loans (a)	14.97%	15.10%	16.13%	(0.9)%	(7.2)%
Average loans / Average deposits (a)	92.78%	90.46%	91.96%	2.6%	0.9%

N.M. - Not meaningful

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Years ended December 31, 2012 and 2011

(in thousands, except share and per share data)	2012	2011	Percent change vs. 2011
INCOME STATEMENT:
Net interest income	$235,315	$273,234	(13.9)%
Provision for loan losses	35,419	63,272	(44.0)%
Gain on sale of Vision Bank	22,167	—	N.M.
Other income	70,236	66,081	6.3%
Gain on sale of securities	—	28,829	N.M.
Total other expense	187,968	188,317	(0.2)%
Income before income taxes	$104,331	$116,555	(10.5)%
Income taxes	25,701	34,415	(25.3)%
Net income	$78,630	$82,140	(4.3)%
Preferred stock dividends and accretion	3,425	5,856	(41.5)%
Net income available to common shareholders	$75,205	$76,284	(1.4)%

MARKET DATA:
Earnings per common share - basic (b)	$4.88	$4.95	(1.4)%
Earnings per common share - diluted (b)	4.88	4.95	(1.4)%
Cash dividends per common share	3.76	3.76	—%

Weighted average common shares - basic (a)	15,407,078	15,400,155	—%
Weighted average common shares - diluted (a)	15,408,141	15,401,446	—%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.11%	1.06%	4.7%
Return on average common equity (a)(b)	11.41%	11.81%	(3.4)%
Yield on loans	5.35%	5.61%	(4.6)%
Yield on investments	3.15%	3.76%	(16.2)%
Yield on earning assets	4.64%	5.03%	(7.8)%
Cost of interest bearing deposits	0.49%	0.66%	(25.8)%
Cost of borrowings	2.74%	2.63%	4.2%
Cost of paying liabilities	1.02%	1.09%	(6.4)%
Net interest margin (g)	3.83%	4.14%	(7.5)%
Efficiency ratio (g)	57.07%	55.18%	3.4%

ASSET QUALITY RATIOS:
Net loan charge-offs	$48,326	$125,084	(61.4)%
Annualized net loan charge-offs as a % of average loans (a)	1.10%	2.65%	(58.5)%

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	10.19%	10.32%	(1.3)%
Average stockholders' equity / Average loans (a)	15.64%	15.78%	(0.9)%
Average loans / Average deposits (a)	91.22%	90.78%	0.5%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.12%	1.07%	4.7%
Annualized return on average tangible common equity (a)(b)(c)	12.84%	13.40%	(4.2)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended December 31, 2012, September 30, 2012 and December 31, 2011, and the fiscal years ended December 31, 2012 and December 31, 2011, as appropriate.
(b) Reported measure uses net income available to common shareholders.
(c) Net income available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2012	September 30, 2012	December 31, 2011	December 31, 2012	December 31, 2011
AVERAGE STOCKHOLDERS' EQUITY	$660,416	$663,314	$754,168	$689,732	$743,865
Less: Average preferred stock	—	—	98,023	30,877	97,704
Less: Average goodwill and other intangibles	72,748	72,888	76,041	73,069	77,055
AVERAGE TANGIBLE COMMON EQUITY	$587,668	$590,426	$580,104	$585,786	$569,106

(d) Tangible common equity at the end of each period divided by common shares outstanding at the end of each period. Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	December 31, 2012	September 30, 2012	December 31, 2011
STOCKHOLDERS' EQUITY	$650,366	$659,127	$742,364
Less: Preferred stock	—	—	98,146
Less: Goodwill and other intangibles	72,671	72,810	74,843
TANGIBLE COMMON EQUITY	$577,695	$586,317	$569,375

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2012	September 30, 2012	December 31, 2011	December 31, 2012	December 31, 2011
AVERAGE ASSETS	$6,689,321	$6,769,735	$7,092,437	$6,766,806	$7,206,163
Less: Average goodwill and other intangibles	72,748	72,888	76,041	73,069	77,055
AVERAGE TANGIBLE ASSETS	$6,616,573	$6,696,847	$7,016,396	$6,693,737	$7,129,108

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2012	September 30, 2012	December 31, 2011
TOTAL ASSETS	$6,642,803	$6,752,938	$6,972,245
Less: Goodwill and other intangibles	72,671	72,810	74,843
TANGIBLE ASSETS	$6,570,132	$6,680,128	$6,897,402

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2012	September 30, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Interest income	$68,793	$70,618	$80,231	$285,735	$331,880
Fully taxable equivalent adjustment	382	408	456	1,623	1,938
Fully taxable equivalent interest income	$69,175	$71,026	$80,687	$287,358	$333,818
Interest expense	11,902	12,602	13,952	50,420	58,646
Fully taxable equivalent net interest income	$57,273	$58,424	$66,735	$236,938	$275,172

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2012	2011	2012	2011

Interest income:
Interest and fees on loans	$57,671	$65,497	$234,638	$262,458
Interest on:
Obligations of U.S. Government, its agencies
and other securities	10,984	14,571	50,549	68,873
Obligations of states and political subdivisions	19	61	140	371
Other interest income	119	102	408	178
Total interest income	68,793	80,231	285,735	331,880

Interest expense:
Interest on deposits:
Demand and savings deposits	491	894	2,483	3,812
Time deposits	3,404	5,247	15,921	23,842
Interest on borrowings	8,007	7,811	32,016	30,992
Total interest expense	11,902	13,952	50,420	58,646

Net interest income	56,891	66,279	235,315	273,234

Provision for loan losses	5,188	20,218	35,419	63,272

Net interest income after provision for loan losses	51,703	46,061	199,896	209,962

Gain on sale of Vision Bank	—	—	22,167	—
Other income	17,196	17,886	70,236	66,081

Gain on sale of securities	—	3,367	—	28,829

Total other expense	48,011	49,365	187,968	188,317

Income before income taxes	20,888	17,949	104,331	116,555

Income taxes	4,601	7,339	25,701	34,415

Net income	$16,287	$10,610	$78,630	$82,140

Preferred stock dividends and accretion	—	1,464	3,425	5,856

Net income available to common shareholders	$16,287	$9,146	$75,205	$76,284

Per Common Share:
Net income - basic	$1.06	$0.59	$4.88	$4.95
Net income - diluted	$1.06	$0.59	$4.88	$4.95

Weighted average shares - basic	15,410,606	15,403,861	15,407,078	15,400,155
Weighted average shares - diluted	15,410,606	15,403,861	15,408,141	15,401,446

Cash Dividends Declared	$0.94	$0.94	$3.76	$3.76

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2012	December 31, 2011

Assets

Cash and due from banks	$164,120	$137,770
Money market instruments	37,185	19,716
Investment securities	1,581,751	1,708,473
Loans	4,450,322	4,317,099
Allowance for loan losses	55,537	68,444
Loans, net	4,394,785	4,248,655
Bank premises and equipment, net	53,751	53,741
Goodwill and other intangibles	72,671	74,843
Other real estate owned	35,718	42,272
Other assets	302,822	304,313
Assets held for sale	—	382,462
Total assets	$6,642,803	$6,972,245

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,137,290	$995,733
Interest bearing	3,578,742	3,469,381
Total deposits	4,716,032	4,465,114
Borrowings	1,206,076	1,162,026
Other liabilities	70,329	66,555
Liabilities held for sale	—	536,186
Total liabilities	$5,992,437	$6,229,881

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2012 and 2011; No shares issued at December 31, 2012 and 100,000 shares issued at December 31, 2011)	$—	$98,146
Common stock (No par value; 20,000,000 shares authorized in 2012 and 2011; 16,150,987 shares issued at December 31, 2012 and 16,151,021 shares issued at December 31, 2011)	302,654	301,202
Common stock warrants	—	4,297
Accumulated other comprehensive loss, net of taxes	(17,518)	(8,831)
Retained earnings	441,605	424,557
Treasury stock (738,989 shares at December 31, 2012 and 745,109 at December 31, 2011)	(76,375)	(77,007)
Total stockholders' equity	$650,366	$742,364

Total liabilities and stockholders' equity	$6,642,803	$6,972,245

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2012	2011	2012	2011

Assets

Cash and due from banks	$110,926	$126,235	$119,410	$124,649
Money market instruments	194,582	163,804	166,319	78,593
Investment securities	1,540,650	1,668,826	1,633,268	1,868,343
Loans	4,412,508	4,676,229	4,410,661	4,713,511
Allowance for loan losses	57,436	98,930	61,995	128,523
Loans, net	4,355,072	4,577,299	4,348,666	4,584,988
Bank premises and equipment, net	54,300	69,054	54,917	69,507
Goodwill and other intangibles	72,748	76,041	73,069	77,055
Other real estate owned	35,848	43,226	38,777	44,815
Other assets	325,195	367,952	332,380	358,213

Total assets	$6,689,321	$7,092,437	$6,766,806	$7,206,163

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,090,475	$1,047,491	$1,048,796	$999,085
Interest bearing	3,665,181	4,037,485	3,786,601	4,193,404
Total deposits	4,755,656	5,084,976	4,835,397	5,192,489
Borrowings	1,197,532	1,155,566	1,166,365	1,179,458
Other liabilities	75,717	97,727	75,312	90,351
Total liabilities	$6,028,905	$6,338,269	$6,077,074	$6,462,298

Stockholders' Equity:
Preferred stock	$—	$98,023	$30,877	$97,704
Common stock	302,654	301,203	302,159	301,203
Common stock warrants	—	4,382	1,444	4,429
Accumulated other comprehensive loss, net of taxes	(8,035)	(3,127)	(7,915)	(4,201)
Retained earnings	442,378	430,907	440,067	422,333
Treasury stock	(76,581)	(77,220)	(76,900)	(77,603)
Total stockholders' equity	$660,416	$754,168	$689,732	$743,865

Total liabilities and stockholders' equity	$6,689,321	$7,092,437	$6,766,806	$7,206,163

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2012	2012	2012	2012	2011
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$57,671	$58,269	$57,593	$61,105	$65,497
Interest on:
Obligations of U.S. Government, its agencies and other securities	10,984	12,187	13,794	13,584	14,571
Obligations of states and political subdivisions	19	33	42	46	61
Other interest income	119	129	57	103	102
Total interest income	68,793	70,618	71,486	74,838	80,231

Interest expense:
Interest on deposits:
Demand and savings deposits	491	636	602	754	894
Time deposits	3,404	3,757	4,121	4,639	5,247
Interest on borrowings	8,007	8,209	8,083	7,717	7,811
Total interest expense	11,902	12,602	12,806	13,110	13,952

Net interest income	56,891	58,016	58,680	61,728	66,279

Provision for loan losses	5,188	16,655	5,238	8,338	20,218

Net interest income after provision for loan losses	51,703	41,361	53,442	53,390	46,061

Gain on sale of Vision business	—	—	—	22,167	—
Other income	17,196	18,079	17,508	17,453	17,886

Gain on sale of securities	—	—	—	—	3,367

Total other expense	48,011	45,683	45,804	48,470	49,365

Income before income taxes	20,888	13,757	25,146	44,540	17,949

Income taxes	4,601	1,775	6,260	13,065	7,339

Net income	$16,287	$11,982	$18,886	$31,475	$10,610

Preferred stock dividends and accretion	—	—	1,948	1,477	1,464

Net income available to common shareholders	$16,287	$11,982	$16,938	$29,998	$9,146

Per Common Share:
Net income - basic	$1.06	$0.78	$1.10	$1.95	$0.59
Net income - diluted	$1.06	$0.78	$1.10	$1.95	$0.59

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2012	2012	2012	2012	2011
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$4,056	$4,019	$4,044	$3,828	$3,699
Service charges on deposits	4,235	4,244	4,154	4,071	4,643
Other service income	3,463	4,017	3,417	2,734	2,484
Checkcard fee income	3,151	3,038	3,180	3,172	3,115
Bank owned life insurance income	1,184	1,184	1,184	1,202	1,403
ATM fees	650	565	536	608	641
OREO devaluations	(2,440)	(425)	(2,648)	(1,359)	(1,742)
Gain/(loss) on the sale of OREO, net	1,028	138	2,203	1,045	619
Gain on sale of Vision Bank	—	—	—	22,167	—
Other	1,869	1,299	1,438	2,152	3,024
Total other income	$17,196	$18,079	$17,508	$39,620	$17,886

Other expense:
Salaries and employee benefits	$24,086	$24,255	$22,813	$24,823	$25,952
Net occupancy expense	2,222	2,303	2,249	2,670	2,866
Furniture and equipment expense	2,774	2,666	2,727	2,621	2,643
Data processing fees	913	904	899	1,200	1,393
Professional fees and services	6,846	6,040	5,800	5,581	5,920
Amortization of intangibles	139	139	139	1,754	1,528
Marketing	1,002	924	705	843	852
Insurance	1,482	1,408	1,400	1,490	1,526
Communication	1,482	1,470	1,494	1,537	1,544
Loan put provision	—	346	2,701	662	—
Other	7,065	5,228	4,877	5,289	5,141
Total other expense	$48,011	$45,683	$45,804	$48,470	$49,365

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2012		2011	2010	2009	2008

Allowance for loan losses:
Allowance for loan losses, beginning of period	$68,444		$143,575	$116,717	$100,088	$87,102
Transfer of loans at fair value	—		(219)	—	—	—
Transfer of allowance to held for sale	—		(13,100)	—	—	—
Charge-offs	61,268	(A)	133,882	66,314	59,022	62,916
Recoveries	12,942		8,798	6,092	6,830	5,415
Net charge-offs	48,326		125,084	60,222	52,192	57,501
Provision for loan losses	35,419		63,272	87,080	68,821	70,487
Allowance for loan losses, end of period	$55,537		$68,444	$143,575	$116,717	$100,088
(A) Includes the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

General reserve trends:
Allowance for loan losses, end of period	$55,537		$68,444	$143,575	$116,717	$100,088
Specific reserves	8,276		15,935	66,904	36,721	8,875
General reserves	$47,261		$52,509	$76,671	$79,996	$91,213

Total loans	$4,450,322		$4,317,099	$4,732,685	$4,640,432	$4,491,337
Impaired commercial loans	137,238		187,074	250,933	201,143	141,343
Non-impaired loans	$4,313,084		$4,130,025	$4,481,752	$4,439,289	$4,349,994

Asset Quality Ratios:

Net charge-offs as a % of average loans	1.10%		2.65%	1.30%	1.14%	1.32%
Allowance for loan losses as a % of period end loans	1.25%		1.59%	3.03%	2.52%	2.23%
General reserves as a % of non-impaired loans	1.10%		1.27%	1.71%	1.80%	2.10%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$155,536		$195,106	$289,268	$233,544	$159,512
Accruing troubled debt restructuring	29,800		28,607	--	142	2,845
Loans past due 90 days or more	2,970		3,489	3,590	14,773	5,421
Total nonperforming loans	$188,306		$227,202	$292,858	$248,459	$167,778
Other real estate owned - Park National Bank	14,715		13,240	8,385	6,037	6,149
Other real estate owned - SEPH	21,003		29,032	--	--	--
Other real estate owned - Vision Bank	--		--	33,324	35,203	19,699
Total nonperforming assets	$224,024		$269,474	$334,567	$289,699	$193,626
Percentage of nonaccrual loans to period end loans	3.49%		4.52%	6.11%	5.03%	3.55%
Percentage of nonperforming loans to period end loans	4.23%		5.26%	6.19%	5.35%	3.74%
Percentage of nonperforming assets to period end loans	5.03%		6.24%	7.07%	6.24%	4.31%
Percentage of nonperforming assets to period end assets	3.37%		3.86%	4.59%	4.11%	2.74%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2012	2011	2010	2009	2008

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$100,244	$96,113	$117,815	$85,197	$68,306
Accruing troubled debt restructuring	29,800	26,342	--	142	--
Loans past due 90 days or more	2,970	3,367	3,226	3,496	4,777
Total nonperforming loans	$133,014	$125,822	$121,041	$88,835	$73,083
Other real estate owned - Park National Bank	14,715	13,240	8,385	6,037	6,149
Total nonperforming assets	$147,729	$139,062	$129,426	$94,872	$79,232
Percentage of nonaccrual loans to period end loans	2.28%	2.29%	2.88%	2.15%	1.80%
Percentage of nonperforming loans to period end loans	3.03%	3.00%	2.96%	2.24%	1.92%
Percentage of nonperforming assets to period end loans	3.36%	3.32%	3.16%	2.39%	2.08%
Percentage of nonperforming assets to period end assets	2.27%	2.21%	1.99%	1.53%	1.27%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio as of December 31, 2012, and 2011):
Nonaccrual loans	$55,292	$98,993	$171,453	$148,347	$91,206
Accruing troubled debt restructuring	—	2,265	—	—	2,845
Loans past due 90 days or more	—	122	364	11,277	644
Total nonperforming loans	$55,292	$101,380	$171,817	$159,624	$94,695
Other real estate owned - Vision Bank	—	—	33,324	35,203	19,699
Other real estate owned - SEPH	21,003	29,032	—	—	—
Total nonperforming assets	$76,295	$130,412	$205,141	$194,827	$114,394
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	26.77%	21.91%	13.21%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	26.82%	23.58%	13.71%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	32.02%	28.78%	16.57%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	25.90%	21.70%	12.47%

New nonaccrual loan information-Park National Corporation
Nonaccrual loans, beginning of period	$195,106	$289,268	$233,544	$159,512	$101,128
New nonaccrual loans	83,204	124,158	175,175	184,181	141,749
Resolved nonaccrual loans	122,774	218,320	119,451	110,149	83,365
Nonaccrual loans, end of period	$155,536	$195,106	$289,268	$233,544	$159,512

New nonaccrual loan information-Ohio based operations
Nonaccrual loans, beginning of period	$96,113	$117,815	$85,197	$68,306	$38,113
New nonaccrual loans - Ohio-based operations	68,960	78,316	85,081	57,641	58,161
Resolved nonaccrual loans	64,829	100,018	52,463	40,750	27,968
Nonaccrual loans, end of period	$100,244	$96,113	$117,815	$85,197	$68,306

New nonaccrual loan information-SEPH/Vision Bank (SEPH as of March 31, 2012)
Nonaccrual loans, beginning of period	$98,993	$171,453	$148,347	$91,206	$63,015
New nonaccrual loans - SEPH/Vision Bank	14,243	45,842	90,094	126,540	83,588
Resolved nonaccrual loans	57,944	118,302	66,988	69,399	55,397
Nonaccrual loans, end of period	$55,292	$98,993	$171,453	$148,347	$91,206

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$242,345	$290,908	$304,534	$245,092	$171,310
Prior charge-offs	105,107	103,834	53,601	43,949	29,967
Remaining principal balance	137,238	187,074	250,933	201,143	141,343
Specific reserves	8,276	15,935	66,904	36,721	8,875
Book value, after specific reserve	$128,962	$171,139	$184,029	$164,422	$132,468

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com